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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 12, 2000

                               GETTY REALTY CORP.
               (Exact Name of Registrant as Specified in Charter)

         Maryland                        1-13777                 11-3412575
(State  or other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


125 Jericho Turnpike                                               11753
Jericho, New York                                               (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (516) 338-6000



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Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    Not Applicable.

Item 6.    Not Applicable.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           Exhibit 99.1        Press Release dated December 13, 2000.

Item 8.    CHANGE IN FISCAL YEAR

         On December 12, 2000, the Board of Directors of Getty Realty Corp. (the "Company") approved a change of the Company's fiscal year end to December 31 from January 31, effective December 31, 2000. The change will result in an eleven month accounting period ending December 31, 2000. The report covering the transition period will be filed on Form 10-K for the eleven month period ending December 31, 2000.

Item 9.    Not applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GETTY REALTY CORP.

Date: December 19, 2000                      By: /s/ John J. Fitteron
                                                ----------------------------
                                                 John J. Fitteron
                                                 Senior Vice President